Exhibit 10.16

LUMERA CORPORATION

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

First Closing: August 25, 2003

Second Closing: October 30, 2003

LUMERA CORPORATION

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of the 25th day of August, 2003, by and among Lumera Corporation, a Washington corporation (the “Company”) and the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor.”

RECITALS

WHEREAS, the Company and certain Investors have previously entered into an Investors’ Rights Agreement dated March 14, 2001 (the “Prior Rights Agreement”), pursuant to which the Company granted the holders of Series A Preferred Stock certain rights;

WHEREAS, the Company and certain Investors have entered into a Series B Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to such Investors and such Investors desire to purchase from the Company shares of the Company’s Series B Preferred Stock;

WHEREAS, a condition to the Investors’ obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company’s Class A Common Stock issuable upon conversion of the Series B Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of participation with respect to certain issuances by the Company of its securities; and

WHEREAS, the Company and the holders of Series A Preferred Stock desire to induce certain of the Investors to purchase shares of Series B Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein and amend and restate the Prior Rights Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties hereto agree to amend and restate the Prior Rights Agreement as follows:

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement or document;

(b) The term “Registrable Securities” means (i) the shares of Class A Common Stock issuable or issued upon conversion of the Series A Preferred Stock or Series B Preferred Stock and (ii) any other shares of Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Class A Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof or Rule 144 thereunder so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Class A Common Stock outstanding which are, and the number of shares of Class A Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(e) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

(f) The term “SEC” means the Securities and Exchange Commission; and

(g) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, with a public offering price per share of not less than $2 and which results in aggregate cash proceeds to the Company of an amount equal to or greater than $10,000,000 (net of underwriting discounts and commissions).

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) May          , 2006 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan approved by the Board of Directors of the Company or an SEC Rule 145 transaction approved by the Board of Directors of the Company), a written request from the Holders of at least 30% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of not less than 30% of the Registrable Securities then outstanding with an anticipated aggregate gross offering price of at least $10,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use reasonable efforts to effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 3.3. Subject to the limitations of this Section 1.2, the Company may also include shares of its capital stock in such registration.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; provided, further, that notwithstanding the foregoing, if the University of Washington (the “University”) requests pursuant to the Restricted Stock Purchase Agreement dated October 20, 2000 between the University and the Company to include in a registration pursuant to this Section 1.2 shares of the Company’s Class A Common Stock held by the University (the “UW Shares”), the number of securities to be registered in such registration shall be allocated to each Holder and the University in proportion (as nearly as practicable) to the amount of the Company’s securities held by each Holder exercising its rights hereunder and the University, provided that the number of UW Shares is not reduced below twenty percent (20%) of the number of securities to be registered in such registration, unless such registration is the Company’s initial public offering.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, the filing would interfere with a material financing, corporate reorganization, acquisition, merger, consolidation or other material fact or event, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is in good faith using reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. After the Company’s initial public offering, if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan approved by the Board of Directors of the Company or a transaction covered by Rule 145 under the Securities Act approved by the Board of Directors of the Company, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include any or all of its Registrable Securities in any registration statement filed by the Company, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3, with an anticipated aggregate gross offering price of not less than $2,000,000, and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any, related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration, up to one (1) per year, and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate gross price to the public of less than $2,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, the filing would interfere with a material financing, corporate reorganization, acquisition, merger, consolidation or other material fact or event, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, and in which the Company is not already qualified to do business or subject to service of process; or (vi) during the period ending one hundred eighty (180) days after the effective date of (x) a registration statement filed pursuant to Section 1.2 or a registration statement subject to Section 1.3 or (y) the registration statement for the Company’s initial public offering.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, except for registrations pursuant to Section 1.4; provided, however, that the Company will only be required to keep such registration statement effective for up to ninety (90) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to ninety (90) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states of jurisdictions, and in which the Company is not already qualified to do business or subject to service of process.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for ninety (90) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or Section 1.4, whichever is applicable. •

1.7 Expenses of Registration.

(a) Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable and documented fees and disbursements of one counsel for the selling Holders selected by them not to exceed $15,000 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered and the Company is in compliance with this Agreement (in which case all participating Holders shall bear all such reasonable expenses in proportion to the number of shares for which registration was requested), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, results, business, or prospects of the Company that would adversely affect the offering and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

(b) Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable and documented fees and disbursements of one counsel for the selling Holder or Holders selected by them not to exceed $15,000 shall be borne by the Company.

(c) Registration on Form S-3. All expenses, other than any underwriters’ discounts or commissions associated with Registrable Securities, incurred in connection with registrations requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable and documented fees and disbursements of one counsel for the selling Holder or Holders selected by them not to exceed $15,000 and counsel for the Company, and shall be borne by the Company.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the usual and customary terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold, other than by the Company, that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering; (ii) or any securities held by an officer or director of the Company (or an affiliate thereof, other than Microvision, Inc. or the University of Washington) be included if any securities held by any selling Holder are excluded; provided, however, that in a registration subsequent to the Company’s initial public offering the number of UW Shares is not reduced below twenty percent (20%) of the number of securities to be registered in such registration. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable and documented fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

1.11 Reports Under Securities Exchange Act of 1034. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee if (i) to parent corporation of or a subsidiary of such Holder or (ii) any trust for the benefit of the Holder or a spouse or family member or (iii) to a transferee or assignee of at least 500,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such affiliate, transferee or assignee and the securities with respect to which such registration rights are being assigned, provided such transferee shall agree to be subject to all restrictions set forth in this Agreement; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by sift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. Except for registration rights to be granted to Microvision, Inc. covering Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock issuable upon exercise of warrants to be issued under the terms of the Company’s Convertible Promissory Note dated February 28, 2001 payable to Microvision, Inc. (the “Convertible Note”), from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.14 “Market Stand-Off” Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any “securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

(a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

(b) all officers and directors of the Company and all one-percent (1%) securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements, except that the University of Washington shall only be required to do so to the extent required under the terms of the Restricted Stock Purchase Agreement between the Company and the University of Washington dated October 20, 2000.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) three (3) years following the consummation of a Qualified IPO, (ii) August     , 2010, or (iii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a ninety (90) day period without registration.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to each Holder of at least 500,000 shares of Registrable Securities:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company ending after the date hereof, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter, a summary of bookings and backlog and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within thirty (30) days of the beginning of each fiscal year, monthly financial projections for such fiscal year, operating budgets for such fiscal year and a fiscal business plan in reasonable detail; and

(d) with respect to the financial statements called for in subsections (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to normal and recurring year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP.

2.2 Inspection. The Company shall permit each Holder of at least 500,000 shares of Registrable Securities, at such Holder’s expense and at reasonable times and with advance notice, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of Participation. Subject to the terms and conditions specified in this paragraph 2.3, the Company hereby grants to each Holder who holds at least 250,000 shares of Registrable Securities (a “Major Investor”) a right of participation with respect to future sales by the Company of its shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”).

Each time the Company proposes to issue and sell any Shares, the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares and (ii) the number of such Shares.

(b) Within fifteen (15) calendar days after receiving the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Registrable Securities then held, by such Major Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of all convertible or exercisable securities then held, by all the Major Investors.

(c) If not all Shares that Investors are entitled to obtain pursuant to this Section 2.3(b) are elected to be obtained as provided in Section 2.3(b), the Company may, during the sixty (60) day period following the expiration of the period provided in Section 2.3(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not sell such Shares or enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of participation set forth in this Section 2.3 shall not apply to Shares issued or issuable: (i) upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock; (ii) upon conversion of Class B Common Stock into Class A Common Stock; (iii) to officers, directors or employees of, or consultants to, the Company pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors; (iv) in connection with equipment financings or similar transactions, or in connection with strategic investments or corporate partnering transactions, the terms of which are approved by the Board of Directors of the Corporation; (v) as a dividend or distribution on Series A Preferred Stock; (vi) under the terms of the Convertible Note; (vii) for which adjustment of the Conversion Price of the Series A Preferred Stock or Series B Preferred Stock (as defined in the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”)) is made pursuant to the Articles of Incorporation; (viii) in connection with a Qualified IPO; (ix) pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (x) upon the exercise, conversion or exchange of any security outstanding as of the date hereof or securities issued or issuable pursuant to subsections

(i) through (ix) above; or (xi) any right, option or warrant to acquire any security convertible into the securities issued or issuable pursuant to subsections (i) through (x) above.

The right of first offer set forth in this Section 2.3 may not be assigned or transferred, except that (a) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, and (b) such right is assignable between and among any of the Holders.

2.4 Stock Vesting. All stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as determined by the Board of Directors or a committee thereof composed of non-employee directors.

2.5 Employee Non-Disclosure and Assignment of Inventions Agreement. Except as provided in the Purchase Agreement, the Company and each of its employees shall have entered into the Company’s standard form Employee Agreement, in substantially the form provided to the Investors.

2.6 [Reserved]

2.7 Termination of Covenants.

(a) The covenant set forth in Section 2.1, Section 2.2, Section 2.3 and Section 2.5 shall terminate as to each. Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation of the acquiring, surviving or continuing corporation or corporations, as applicable, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.7(a) above.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the

Series A Preferred Stock, Series B Preferred Stock or any Class A Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder or Holder of any Registrable Securities then outstanding, each future holder or Holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series B Preferred Stock as “Investors” and “Holders” as contemplated by the Purchase Agreement. The Company shall provide a copy of any amendment to this Agreement pursuant to this Section 3.2 to all other parties hereto.

3.3 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or on Exhibit A hereto or as subsequently modified by written notice.

3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.5 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles or conflicts of laws.

3.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and not to be considered in construing or interpreting this Agreement.

3.8 Aggregation of Stock. All shares of the Preferred Stock held or acquired by (i) affiliated entities or persons or (ii) persons or entities under common investment management,

shall be aggregated together for the purpose of determining the availability of any rights as a Holder under this Agreement.

3.9 Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(signature page follows)

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:		INVESTORS:

LUMERA CORPORATION

By:	/s/ Thomas D. Mino	By:

Name:

(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION	MICROVISION

By:	By:	/s/ Richard F. Rutkowski

	Name:	Richard F. Rutkowski
(print)
	Title:	CEO

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION	Acorn Ventures, Inc.

By:	By:	/s/ Gregory W. Forge

	Name:	Gregory W. Forge
(print)
	Title:	General Counsel

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION	8/18/03

By:	By:	/s/ Jacqueline Brandwynne

	Name:	Jacqueline Brandwynne
(print)
	Title:	Investor

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Gary D. Glouner, Jr.

	Name:	Gary D. Glouner, Jr.
(print)
	Title:	Trustee
D.C. Glouner Trust

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ James A. Nordstrom

	Name:	James A. Nordstrom
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ James A. Nordstrom

	Name:	James A. Nordstrom
(print)
	Title:	Manager

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Michael Norinsberg

	Name:	Michael Norinsberg
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Wayne M. Perry

	Name:	Wayne M. Perry
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION	Spanish Caravan Investments, LLC

By:	By:	/s/ C. James Judson

	Name:	C. James Judson
(print)
	Title:	Member/Manager

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

VITERBI GROUP, LLC
LUMERA CORPORATION

By:	By:	/s/ Andrew J. Viterbi

	Name:	Andrew J. Viterbi
(print)
	Title:	President

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Walter J. Lack

	Name:	Walter J. Lack
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Brien Stafford

	Name:	Brien Stafford
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Kenneth S. Elie

	Name:	Kenneth S. Elie
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Thomas M. Walker

	Name:	Thomas M. Walker
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Ronald D. Baunsgard

	Name:	Ronald D. Baunsgard
(print)
	Title:	Individual

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ David J. Martinson

	Name:	David J. Martinson
(print)
	Title:	Investor

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Charles H. Putney

	Name:	Charles H. Putney
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Robert Faust

	Name:	Robert & Judith Faust Trust
(print)
	Title:	Trustees

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Peter R. Marsh

	Name:	Peter R. Marsh
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ George M. Galpin

	Name:	George M. Galpin
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ James W. Foster

	Name:	James W. Foster

	By:	/s/ Margaret A. Foster

	Name:	Margaret A. Foster
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Suzanne McAnena

	Name:	Suzanne McAnena
(print)
	Title:	Investor

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ Stephan Chase

	Name:	Stephan Chase
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

The parties have executed this Investors’ Rights Agreement as of the date first above written.

COMPANY:	INVESTORS:

LUMERA CORPORATION

By:	By:	/s/ R. A. Clyborne

	Name:	R. A. Clyborne
(print)
Title:

[SIGNATURE PAGE TO LUMERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

INVESTORS

Investor Name and Address

Cisco Systems, Inc.

170 W. Tasman Dr.

San Jose, CA 95134

Microvision, Inc.

Richard F. Rutkowski, President

19910 North Creek Parkway

Bothell, WA 98011

AAQ Investments, LLC

Andrew Quartner, Managing Member

6921 Mountain Gate Dr.

Bethesda, MD 20817

Acorn Ventures, Inc.

Rufus W. Lumry, President

1309 114th Avenue SE, Suite 200

Bellevue, WA 98004

Acorn Ventures IS, LLC

Rufus M. Lumry, Managing Member

1309 114th Avenue SE, Suite 200

Bellevue, WA 98004

ADS 1212 Trust

1301 5th Ave., Suite 300

Seattle, WA 98101

The Barksdale Group, LLC

c/o Peter L.S. Currie, Managing Member

2730 Sand Hill Rd., Suite 100

Menlo Park, CA 94025

Barksdale Group Ventures I, LP

c/o Peter L.S. Currie, General Partner

2730 Sand Hill Rd., Suite 100

Menlo Park, CA 94025

Investor Name and Address

Barksdale Investments, LLC

c/o James L. Barksdale, Managing Member

2730 Sand Hill Rd., Suite 100

Menlo Park, CA 94025

Barksdale Ventures, LLC

c/o James L. Barksdale, Managing Member

2730 Sand Hill Rd., Suite 100

Menlo Park, CA 94025

Kenneth Steven Blakeslee

Regatta View

River Road

Taplow, Berkshire SL6 0BG

U.K.

Jacqueline Brandwynne

649 Stone Canyon Rd.

Los Angeles, CA 90077

Chais Investments, Ltd.

Stanley Chais, President

611 N. Oakhurst Dr.

Beverly Hills, CA 90210

Peter L.S. Currie

2730 Sand Hill Rd., Suite 100

Menlo Park, CA 94025

Gian F. DeCaro

1637 Broadmoor Dr. E

Seattle, WA 98112

Margaret Elardi Revocable Living Trust

c/o Margaret Elardi, Trustee

3411 Las Vegas Blvd. S

Las Vegas, NV 89109

David Elliman

923 Fifth Ave.

New York, NY 10021-2649

Investor Name and Address

Robert D. Ferry

1221 S. Congress Ave. #524

Austin, TX 78704

Gregory W. Forge

c/o Acorn Ventures, Inc.

1309 114th Avenue SE, Suite 200

Bellevue, WA 98004

D.C. Glouner Trust

c/o Gary D. Glouner, Jr., Trustee

14491 NE 57th St.

Bellevue, WA 98007

Judy Grossman

277 N. Ave

Westport, CT 06880

Arthur W. Harrigan, Jr.

999 3rd Ave., Suite 4400

Seattle, WA 98104

Steven W. Hooper

11400 SE 6th St., Suite 100

Bellevue, WA 98004

Nicolas Kauser

2825 96th Ave. NE

Bellevue, WA 98004

Koala Venture Partners I, LLC

Rene Matthews, Managing Member

700 East Blvd., Suite One

Charlotte, NC 28203

LCM Partners, LLC

Jeff E. Flohr, Managing Member

4314 E. Madison

Seattle, WA 98112

46

Investor Name and Address

James A. Nordstrom

P.O. Box 676

Medina, WA 98039

Northern Stream Capital

P.O. Box 676

Medina, WA 98039

Michael Norinsberg

Suite 145A NYC Terminal Market

Bronx, NY 10474

Christopher O’Donnell

3 Pine Lane

Rye, NY 10580

Wayne M. Perry

11400 SE 6th Street, Suite 100

Bellevue, WA 98009

Pickwick Group, LP

c/o James L. Barksdale, General Partner

2730 Sand Hill Road., Suite 100

Menlo Park, CA 94025

Pomeroy Investments, L.L.C.

Darla Pomeroy, Manager

1519 Barley Mill Rd.

Wilmington, DE 19807

David M. Ransom

2269 Cathedral Ave. NW

Washington, DC 20008

John C. Rosling

4214 53rd Ave. NE

Seattle, WA 98105

SMS Trust

1301 5th Ave., Suite 3000

Seattle, WA 98101

Investor Name and Address

Stephen Scherba, Jr. and Elain P. Scherba,

    as Tenants in Common

509 Crockett St.

Seattle, WA 98109-2136

Spanish Caravan Investments, L.L.C.

c/o C. James Judson, Managing Member

2300 Carillon Point

Kirkland, WA 98033-7353

Andrew Viterbi and Erna Viterbi

Viterbi Family Venture Capital

4370 La Jolla Village Dr., #675

San Diego, CA 92122

Washington Research Foundation

Ronald S. Howell, President

2815 Eastlake Ave. E, Suite 300

Seattle, WA 98102

Weibling Family Trust U/A dtd 7/24/00

c/o Dennis M. Weibling, Trustee

P.O. Box 2789

Kirkland, WA 98083-2789

You Lucky Dog Trust

1301 5th Ave., Suite 3000

Seattle, WA 98101

Larry Zalk

51 Falmouth St.

Short Hills, NJ 07078

Walter Lack

10100 Santa Monica Boulevard

16th Floor

Los Angeles, CA 90067

Investor Name and Address

Brien Stafford

10407 SE 30th Street

Bellevue, WA 98004

K.S. and Deborah Elie

7 Forest Trail

Petaluma, CA 94952

Tom Walker

19910 North Creek Parkway

Bothell, WA 98011

Ronald D. Baunsgard

941 Utsalady Road

Camano Island, WA 98282

David J. Martinson

1900 W. Nickerson St.

#116-11

Seattle, WA 98119

Charles H. Putney and Marla J. Putney,

TTEES, u/a 1/4/96 The Charles H. Putney

Trust

c/o UBS Financial Services Inc.

805 SW Broadway

Suite 26000

Portland, OR 97205

Robert & Judith Faust Trust

4321 Lemp Avenue

Studio City, CA 91604-2814

Peter Marsh and Barbara Jo Marsh,

Joint Tenants in Common

c/o Adair Homes, Inc.

1111 SW 170 St.

Beaverton, OR 97006

George M. Galpin

23426 Woodway Park Rd.

Woodway, WA 98020

Investor Name and Address

James W. Foster, Jr. and Margaret A. Foster

5236 South Parview Drive

Charlotte, NC 28226

Suzanne B. McAnena

4132 Maloney Road

Knoxville, TN 37920

Stephan Chase

4 Savannah Court

Bethesda, MD 20817

R.A. Clyborne

9325 Olympic Drive

Edmonds, WA 98020